                                                                   EXHIBIT 10(d)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    (MARK ONE:)
      [X]        ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
                 SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

      [ ] TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
                 FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1996 AND 1995

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                          INDEPENDENT AUDITORS' REPORT

The Pension Committee
Amdel Inc. Employee Investment Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1996 and 1995 and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Amdel Inc. Employee Investment Plan as of December 31, 1996 and 1995, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets available for plan benefits and the statements of changes in net assets available for plan benefits is presented for purposes of additional analysis rather than to present the net assets available for plan benefits and changes in net assets for plan benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     As discussed in Note 3 to the financial statements, the Board of Directors of Fina Oil and Chemical Company (the Plan Sponsor) has terminated the Plan effective December 31, 1996. In accordance with generally accepted accounting principles, the Plan has changed its basis of accounting used to determine the amounts at which investments are stated from the ongoing Plan basis used in presenting the 1995 financial statements to the liquidation basis used in presenting the 1996 financial statements.

                                            KPMG PEAT MARWICK LLP

Dallas, Texas
March 14, 1997

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                     STATEMENTS OF NET ASSETS AVAILABLE FOR
                      PLAN BENEFITS, WITH FUND INFORMATION
                           DECEMBER 31, 1996 AND 1995

                                                                         FUND INFORMATION
                                                     --------------------------------------------------------
                                                     FINA, INC.      U.S.       TBC INC. POOLED
                                                       COMMON      TREASURY     EMPLOYEE DAILY      COMPANY
                                          TOTAL        STOCK      OBLIGATIONS   LIQUIDITY FUND    FORFEITURES
                                        ----------   ----------   -----------   ---------------   -----------
DECEMBER 31, 1996:
Investments, liquidation value:
  FINA, Inc., Class A Common Stock
     (11,853 shares; cost of
     $504,862)........................  $  571,907    571,907            --               --            --
  Money market investments............   1,638,068         --            --        1,638,068            --
Cash..................................      68,794     64,157            92               --         4,545
Interest receivable...................       7,841        239            82            7,499            21
Contributions receivable from
  employees...........................      54,423     13,504         3,223           37,696            --
Contributions receivable from
  employing companies.................      41,575      9,387         2,504           29,684            --
Securities Sold Pending Settlement....     450,715    203,199       247,516               --            --
                                        ----------    -------       -------        ---------        ------
          Plan assets.................   2,833,323    862,393       253,417        1,712,947         4,566
Forfeitures available for future
  use.................................      (4,566)        --            --               --        (4,566)
                                        ----------    -------       -------        ---------        ------
          Net assets available for
            plan benefits.............  $2,828,757    862,393       253,417        1,712,947            --
                                        ==========    =======       =======        =========        ======
DECEMBER 31, 1995:
Investments, at fair value:
  FINA, Inc., Class A common stock
     (13,131 shares; cost of
     $511,902)........................  $  663,116    663,116            --               --            --
  The Boston Company Intermediate
     Government Securities Fund
     (19,986 shares; cost of
     $254,015)........................     257,421         --       257,421               --            --
  Money market investments............   1,914,139      4,200            --        1,905,627         4,312
Cash..................................       6,500        (38)          (17)           6,555            --
Interest receivable...................       9,298         50            13            9,217            18
Contributions receivable from
  employees...........................      56,539     11,397         2,987           42,155            --
Contributions receivable from
  employing companies.................      42,905      7,986         2,411           32,508            --
                                        ----------    -------       -------        ---------        ------
          Plan assets.................   2,949,918    686,711       262,815        1,996,062         4,330
Forfeitures available for future
  use.................................      (4,330)        --            --               --        (4,330)
                                        ----------    -------       -------        ---------        ------
          Net assets available for
            plan benefits.............  $2,945,588    686,711       262,815        1,996,062            --
                                        ==========    =======       =======        =========        ======

                 See accompanying notes to financial statements

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

               STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR
                      PLAN BENEFITS, WITH FUND INFORMATION
                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                            FUND INFORMATION
                                                      ------------------------------------------------------------
                                                                                     TBC INC. POOLED
                                                       FINA, INC.    U.S. TREASURY   EMPLOYEE DAILY      COMPANY
                                           TOTAL      COMMON STOCK    OBLIGATIONS    LIQUIDITY FUND    FORFEITURES
                                         ----------   ------------   -------------   ---------------   -----------
YEAR ENDED DECEMBER 31, 1996:
Allotments and contributions:
  Basic allotments by employees........  $  516,548     $108,545      $   31,003       $  377,000      $       --
  Additional allotments by employees...     159,776       47,575           6,947          105,254              --
  Contributions by employing
    companies..........................     516,546      110,053          29,958          376,535              --
                                         ----------     --------      ----------       ----------      ----------
                                          1,192,870      266,173          67,908          858,789              --
                                         ----------     --------      ----------       ----------      ----------
Investment income (expense):
  Dividends............................      50,913       39,420          11,493               --              --
  Interest.............................      83,754        1,488             250           82,016              --
  Other expense........................     (20,628)      (6,580)         (1,800)         (12,248)             --
  Net depreciation in liquidation
    values of investments..............     (45,328)     (40,199)         (5,129)              --              --
                                         ----------     --------      ----------       ----------      ----------
                                             68,711       (5,871)          4,814           69,768              --
                                         ----------     --------      ----------       ----------      ----------
Withdrawals-
  In cash and in kind..................   1,378,412      210,663          85,942        1,081,807              --
                                         ----------     --------      ----------       ----------      ----------
                                          1,378,412      210,663          85,942        1,081,807              --
                                         ----------     --------      ----------       ----------      ----------
Transfers among funds..................          --      126,043           3,822         (129,865)             --
                                         ----------     --------      ----------       ----------      ----------
    Net increase (decrease) in net
      assets available for plan
      benefits.........................    (116,831)     175,682          (9,399)        (283,115)             --
Net assets available for plan benefits:
  Beginning of year....................   2,945,588      686,711         262,815        1,996,062              --
                                         ----------     --------      ----------       ----------      ----------
  End of year..........................  $2,828,757     $862,393      $  253,417       $1,712,947      $       --
                                         ==========     ========      ==========       ==========      ==========
YEAR ENDED DECEMBER 31, 1995:
Allotments and contributions:
  Basic allotments by employees........  $  552,124     $ 90,263      $   31,782       $  430,079      $       --
  Additional allotments by employees...     170,785       39,206           7,439          124,140              --
  Contributions by employing
    companies..........................     552,124       93,902          32,058          426,164              --
                                         ----------     --------      ----------       ----------      ----------
                                          1,275,033      223,371          71,279          980,383              --
                                         ----------     --------      ----------       ----------      ----------
Investment income (expense):
  Dividends............................      36,935       24,007          12,928               --              --
  Interest.............................      94,393          823              23           93,547              --
  Other expense........................     (11,022)      (2,243)         (1,086)          (7,693)             --
  Net appreciation in fair values of
    investments........................     175,558      160,113          15,445               --              --
                                         ----------     --------      ----------       ----------      ----------
                                            295,864      182,700          27,310           85,854              --
                                         ----------     --------      ----------       ----------      ----------
Withdrawals:
  In cash and in kind..................   1,013,892       80,768          48,391          884,733              --
  Forfeitures..........................       1,482        1,482              --               --              --
                                         ----------     --------      ----------       ----------      ----------
                                          1,015,374       82,250          48,391          884,733              --
                                         ----------     --------      ----------       ----------      ----------
Transfers among funds..................          --       25,912              --          (25,912)             --
                                         ----------     --------      ----------       ----------      ----------
    Net increase in net assets
      available for plan benefits......     555,523      349,733          50,198          155,592              --
Net assets available for plan benefits:
  Beginning of year....................   2,390,065      336,978         212,617        1,840,470              --
                                         ----------     --------      ----------       ----------      ----------
  End of year..........................  $2,945,588     $686,711      $  262,815       $1,996,062      $       --
                                         ==========     ========      ==========       ==========      ==========

                See accompanying notes to financial statements.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

(1) GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) GENERAL

     The Amdel Inc. Employee Investment Plan (the Plan) operates for the benefit of certain employees of American Petrofina Pipe Line Co. and certain employees of Fina Oil and Chemical Company (FOCC), both of which are wholly-owned subsidiaries of FINA, Inc. and are hereafter referred to as "employing companies."

     The Plan is a defined contribution plan covering certain full-time employees of the employing companies who have completed six months of service. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan reflects all Plan amendments and is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Pension Committee appointed by and acting on behalf of the Board of Directors of FOCC. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the independent trustee.

(b) BASIS OF PRESENTATION

     The accompanying financial statements of the Plan have been prepared on an accrual basis. In 1995, investments were recorded at fair value based on closing market quotations or listed redeemable value. In 1996, in accordance with generally accepted accounting principles, the Plan changed its basis of accounting used to determine the amount at which net assets are stated from the ongoing basis to the liquidation basis with no material change in value as a result of the termination of the Plan as discussed in Note 3.

(c) COSTS RELATING TO INVESTMENT SECURITIES

     Costs relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

(d) EXPENSES OF ADMINISTERING THE PLAN

     All external costs and expenses incurred in administering the Plan, including the fees and expense of the Trustee, the fee of its counsel and other administrative expenses, are the responsibility of the Plan.

(e) CONTRIBUTIONS

     Participants may elect to contribute up to 10% of their basic compensation to the Plan. The employing company will contribute an amount equal to the lesser of the amount contributed by the participant or 5% of the participant's basic compensation. Employing company contributions are reduced by participants' forfeitures.

(f) INVESTMENT PROGRAM AND VESTING

     The Trustee of the Plan by law retains responsibility for the investments of the Plan. Consistent with the fiduciary standards of ERISA, safeguards are adhered to in protecting the interests of Plan participants and their beneficiaries.

     A participant may direct the proportions of his or her allotments, employer contributions, and any earnings received by the Trustee for his or her account into a money market fund, government securities fund, or the Class A Common Stock of FINA, Inc. In the absence of direction, all amounts will be held in cash

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
without interest. Participants become completely vested in contributions of the employing companies upon five years of service with the Company.

     A description of such rights and provisions and an explanation of the treatment of forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1996 and 1995 is presented below. The sum of participation by investment option is greater than the total number of Plan participants because participation is allowed in more than one option.

     A summary of participants by investment options follows:

                                                                1996    1995
                                                                ----    ----

FINA, Inc. Class A common stock.............................     78      75
Government securities fund..................................     27      26
Money market fund...........................................    213     229

(g) WITHDRAWALS

     A participant may withdraw securities and cash attributable to his or her allotments at any time. Withdrawal of any part of the amounts attributable to the employing companies' contributions, except on retirement under the Amdel Inc. Noncontributory Retirement Plan, death or disability, is contingent upon completion of five years of service. Any amounts not eligible for withdrawal due to employee termination are forfeited and applied to reduce subsequent employing companies' contributions. In certain circumstances, amounts forfeited may be restored to terminated employees who are subsequently reemployed provided they repay the amount previously withdrawn or distributed.

     Withdrawals in cash and in kind in the accompanying financial statements represent the fair value of the assets at date of distribution.

(h) FORM 5500 RECONCILIATION

     The net assets available for plan benefits and withdrawals reported in the Plan's Form 5500 are different from the corresponding amount reported in the accompanying financial statements by $2,396,605 and ($1,610,316), respectively, as of and for the year ended December 31, 1996 and $786,289 and ($33,735), respectively, as of and for the year ended December 31, 1995. These differences relate to the classification of withdrawals currently payable to participants.

(i) USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of additions and deductions during the reporting period. Actual results could differ from those estimates.

(2) FEDERAL INCOME TAXES

     The Plan has obtained from the Internal Revenue Service a determination letter dated August 18, 1995 indicating that the Plan qualifies under the provisions of Section 401(a) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and subject to certain limitations.

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

(3) PLAN TERMINATION

     In September 1996, FOCC terminated the Plan effective December 31, 1996. Each participant in the Plan as of the termination date became fully vested, and will be allowed to withdraw a portion or all of their account balance or to rollover a portion or all of their account balance to the FINA Capital Accumulation Plan. All net assets of the Plan were distributed in February 1997.

(4) SUBSEQUENT EVENTS

     On February 25, 1997, FINA, Inc. with subsidiaries (the "Company") received a letter from PetroFina S.A. proposing a merger transaction in which the Company would become a wholly-owned affiliate of PetroFina S.A. The transaction would be a negotiated merger in which each holder of a Class A share not owned by PetroFina S.A. and its affiliates would receive the equivalent of $60 U.S. per share in cash, PetroFina S.A. shares or a combination of cash and PetroFina S.A. shares. The Plan held 11,853 shares of FINA, Inc. Class A Common Stock at December 31, 1996. PetroFina S.A. advised that it intends to seek listing on The New York Stock Exchange of American Depositary Receipts representing shares of PetroFina S.A. concurrently with the transaction. Consummation of the merger would be subject, among other things, to approval of the Board of Directors of the Company and the negotiation and execution of a definitive merger agreement containing customary terms and conditions.

     Following receipt of the merger proposal, the Board of Directors of the Company acting by written consent appointed a special committee of independent directors (the "Special Committee") to review and evaluate the merger proposal of PetroFina S.A. The Special Committee retained independent legal counsel and independent investment advisors to assist the members of the Special Committee in carrying out their duties and responsibilities.

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMDEL INC. EMPLOYEE INVESTMENT PLAN

                                                /s/ CULLEN M. GODFREY
                                        ----------------------------------------
                                                   Cullen M. Godfrey
                                             Vice President, Secretary and
                                           General Counsel of the Registrant

Dated: April 14, 1997

                                                                      SCHEDULE 1

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN

         ITEM 27(a) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1996

                                                                   NUMBER OF                   CURRENT
 IDENTITY OF MARKETABLE INVESTMENT    DESCRIPTION OF INVESTMENT   SHARES/UNITS      COST        VALUE
 ---------------------------------    -------------------------   ------------   ----------   ----------
FINA, Inc. Class A Common Stock*...   Common Stock                    11,853     $  504,862   $  571,907
TBC Inc. Pooled Employee Daily
  Liquidity Fund*..................   Money Market Fund            1,638,068     $1,638,068   $1,638,068
                                                                                 ----------   ----------
                                                                                 $2,142,930   $2,209,975
                                                                                 ==========   ==========

---------------

* Party in interest

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                      AMDEL INC. EMPLOYEE INVESTMENT PLAN
               ITEM 27(d) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                                                                     CURRENT VALUE
                              NUMBER                                                                  OF ASSET ON
                                OF         PURCHASE     SELLING     LEASE    EXPENSES    COST OF      TRANSACTION      NET
  DESCRIPTION OF ASSET     TRANSACTIONS     PRICE        PRICE      RENTAL   INCURRED     ASSET          DATE        (LOSS)
  --------------------     ------------   ----------   ----------   ------   --------   ----------   -------------   -------
Purchases:
  FINA, Inc. Class A
    Common Stock*........       13        $  252,418           --     --         --     $  252,418    $  252,418          --
  TBC Inc. Pooled
    Employee Daily
    Liquidity Fund*......       90        $1,784,842           --     --         --     $1,784,842    $1,784,842          --
  Dreyfus Short
    Intermediate
    Government Fund......        2        $  249,083           --     --         --     $  249,083    $  249,083          --
  Premier LTD Term
    Government Fund......       20        $   72,723           --     --         --     $   72,723    $   72,723          --
Sales:
  FINA, Inc. Class A
    common stock*........        2                --   $  208,245     --         --     $  182,581    $  208,245     $25,664
  TBC Inc. Pooled
    Employee Daily
    Liquidity Fund*......       79                --   $1,992,354     --         --     $1,992,354    $1,992,354          --
  Dreyfus Short
    Intermediate
    Government Fund......        1                --   $  247,516     --         --     $  249,083    $  247,516     $(1,567)
  Premier LTD Term
    Government Fund......        9                --   $  326,582     --         --     $  326,738    $  326,582     $  (156)

---------------

* Party in interest

                 See accompanying independent auditors' report.